EXHIBIT 99.3


                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Current Balance                   Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
$0.00 - $49,999.99                   26      $1,017,678      0.07      0.00      0.00      0.32      0.10      0.00
$50,000.00 - $99,999.99             345      27,975,785      1.86      0.99      4.82      2.64      2.04      0.00
$100,000.00 - $149,999.99           816     102,057,651      6.78      7.12     16.04     10.01      7.77      0.00
$150,000.00 - $199,999.99           717     125,002,693      8.31      6.11     17.23     12.70     14.15      0.00
$200,000.00 - $249,999.99           602     134,272,809      8.92     11.18     14.09     14.38     17.77      0.00
$250,000.00 - $299,999.99           536     147,017,249      9.77     11.15     12.85     10.96     26.43      0.00
$300,000.00 - $349,999.99           418     134,494,799      8.94     11.40      6.58     10.18     25.95      0.00
$350,000.00 - $359,649.99            40      14,168,352      0.94      0.59      1.71      0.34      2.53      0.00
$359,650.00 - $399,999.99           293     111,110,723      7.38      2.54      5.06      7.44      1.24     14.61
$400,000.00 - $599,999.99           955     453,127,878     30.11     22.13     11.66     19.23      1.69     57.44
$600,000.00 - $799,999.99           219     145,133,217      9.64     11.41      6.50      7.77      0.35     16.65
$800,000.00 - $999,999.99            51      45,966,290      3.05      3.10      2.03      1.66      0.00      4.14
$1,000,000.00 - $1,199,999.99        30      31,238,224      2.08      5.41      0.00      1.05      0.00      2.65
$1,200,000.00 - $1,399,999.99         9      11,744,916      0.78      4.46      1.44      0.00      0.00      1.16
$1,400,000.00 - $1,599,999.99        10      14,796,500      0.98      2.40      0.00      1.33      0.00      2.61
$1,600,000.00 - $1,799,999.99         1       1,722,500      0.11      0.00      0.00      0.00      0.00      0.75
$1,800,000.00 - $1,999,999.99         1       1,982,000      0.13      0.00      0.00      0.00      0.00      0.00
$2,200,000.00 - $2,399,999.99         1       2,267,320      0.15      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Current Balance                 Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
$0.00 - $49,999.99                 0.05      0.14      0.00      0.15      0.00      0.00
$50,000.00 - $99,999.99            5.47      3.93      0.00      3.10      0.56      0.06
$100,000.00 - $149,999.99         21.29     13.56      0.00      9.75      2.87      0.20
$150,000.00 - $199,999.99         19.40     17.50      0.00      9.33      1.44      0.99
$200,000.00 - $249,999.99         13.20     19.50      0.00      8.97      4.81      0.89
$250,000.00 - $299,999.99          7.69     22.25      0.11      8.86      4.99      0.42
$300,000.00 - $349,999.99          9.37     19.17      0.12      7.75      3.50      1.74
$350,000.00 - $359,649.99          0.43      2.20      0.00      1.29      0.95      0.27
$359,650.00 - $399,999.99          3.70      0.47     11.42      7.81      4.08     14.23
$400,000.00 - $599,999.99         13.52      1.29     50.33     32.12     49.27     60.83
$600,000.00 - $799,999.99          4.71      0.00     21.37      2.39     12.28     13.56
$800,000.00 - $999,999.99          1.14      0.00      4.99      5.50     12.58      5.73
$1,000,000.00 - $1,199,999.99      0.00      0.00      6.99      1.21      2.67      0.00
$1,200,000.00 - $1,399,999.99      0.00      0.00      1.43      0.00      0.00      1.06
$1,400,000.00 - $1,599,999.99      0.00      0.00      1.65      1.80      0.00      0.00
$1,600,000.00 - $1,799,999.99      0.00      0.00      0.00      0.00      0.00      0.00
$1,800,000.00 - $1,999,999.99      0.00      0.00      0.74      0.00      0.00      0.00
$2,200,000.00 - $2,399,999.99      0.00      0.00      0.85      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: $10,250.00
Maximum: $2,267,320.32
Average: $296,863.23
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  1 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Current Gross Rate                Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
2.251% - 2.500%                       1        $213,000      0.01      0.36      0.00      0.00      0.00      0.00
2.501% - 2.750%                       4         913,173      0.06      1.54      0.00      0.00      0.00      0.00
2.751% - 3.000%                       2         404,016      0.03      0.68      0.00      0.00      0.00      0.00
3.001% - 3.250%                       4       1,042,256      0.07      1.76      0.00      0.00      0.00      0.00
3.251% - 3.500%                       9       2,575,932      0.17      4.14      0.14      0.00      0.00      0.00
3.501% - 3.750%                       7       1,668,035      0.11      2.81      0.00      0.00      0.00      0.00
3.751% - 4.000%                      24      12,426,837      0.83      5.40      0.00      0.00      0.25      0.98
4.001% - 4.250%                      54      22,688,266      1.51      6.20      0.97      0.23      0.64      2.99
4.251% - 4.500%                     155      59,588,572      3.96     12.10      0.72      3.05      4.04      6.01
4.501% - 4.750%                     272     100,622,835      6.69      6.94      3.33      3.20      7.78      6.42
4.751% - 5.000%                     471     148,286,343      9.85      7.99      4.63     10.79     10.47     14.57
5.001% - 5.250%                     709     233,854,268     15.54     13.18      6.55     13.63     13.97     12.78
5.251% - 5.500%                     954     297,469,475     19.76     12.88     10.95     25.55     19.54     20.80
5.501% - 5.750%                     812     235,684,744     15.66      5.45     12.89     16.68     15.64     15.44
5.751% - 6.000%                     669     173,149,813     11.50      7.43     13.33     14.79     13.67     10.28
6.001% - 6.250%                     358      89,082,732      5.92      8.91     10.53      4.37      6.46      6.02
6.251% - 6.500%                     241      54,924,180      3.65      0.35      8.91      4.28      4.98      2.26
6.501% - 6.750%                     153      36,570,845      2.43      0.53     11.16      2.62      1.82      0.85
6.751% - 7.000%                      80      17,427,129      1.16      1.35      7.10      0.53      0.23      0.40
7.001% - 7.250%                      38       7,484,701      0.50      0.00      4.40      0.11      0.14      0.00
7.251% - 7.500%                      34       6,021,857      0.40      0.00      3.97      0.15      0.15      0.21
7.501% - 7.750%                      11       1,983,373      0.13      0.00      0.44      0.00      0.09      0.00
7.751% - 8.000%                       5         723,650      0.05      0.00      0.00      0.00      0.12      0.00
8.001% - 8.250%                       1         131,600      0.01      0.00      0.00      0.00      0.00      0.00
8.251% - 8.500%                       2         158,953      0.01      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Current Gross Rate              Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
2.251% - 2.500%                    0.00      0.00      0.00      0.00      0.00      0.00
2.501% - 2.750%                    0.00      0.00      0.00      0.00      0.00      0.00
2.751% - 3.000%                    0.00      0.00      0.00      0.00      0.00      0.00
3.001% - 3.250%                    0.00      0.00      0.00      0.00      0.00      0.00
3.251% - 3.500%                    0.00      0.00      0.00      0.00      0.00      0.00
3.501% - 3.750%                    0.00      0.00      0.00      0.00      0.00      0.00
3.751% - 4.000%                    0.00      0.00      2.10      0.00      0.00      0.67
4.001% - 4.250%                    0.00      0.14      3.00      0.00      0.00      1.14
4.251% - 4.500%                    0.48      1.70      7.80      0.42      0.00      1.19
4.501% - 4.750%                    0.60      3.24     17.51      1.84      2.00      2.91
4.751% - 5.000%                    1.98     12.40      6.54      5.85      5.61     14.91
5.001% - 5.250%                    5.79     17.96     15.84     18.28     20.13     28.94
5.251% - 5.500%                   11.48     21.68     16.98     15.99     13.76     33.76
5.501% - 5.750%                   18.87     16.45     13.30     25.30     29.04     13.04
5.751% - 6.000%                   19.66     12.25      8.01     20.40     15.59      2.51
6.001% - 6.250%                   14.14      5.50      3.71      6.72      8.21      0.92
6.251% - 6.500%                   11.19      3.79      2.35      2.60      4.33      0.00
6.501% - 6.750%                    7.66      2.68      1.71      1.83      0.00      0.00
6.751% - 7.000%                    3.71      1.17      0.75      0.49      1.34      0.00
7.001% - 7.250%                    2.06      0.39      0.24      0.21      0.00      0.00
7.251% - 7.500%                    0.86      0.43      0.00      0.07      0.00      0.00
7.501% - 7.750%                    1.12      0.05      0.15      0.00      0.00      0.00
7.751% - 8.000%                    0.21      0.14      0.00      0.00      0.00      0.00
8.001% - 8.250%                    0.00      0.05      0.00      0.00      0.00      0.00
8.251% - 8.500%                    0.19      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 8.500%
Weighted Average: 5.468%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  2 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Net Rate                          Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                       1        $213,000      0.01      0.36      0.00      0.00      0.00      0.00
2.251% - 2.500%                       6       1,317,189      0.09      2.22      0.00      0.00      0.00      0.00
2.501% - 2.750%                       1         337,500      0.02      0.57      0.00      0.00      0.00      0.00
2.751% - 3.000%                       9       2,526,506      0.17      4.26      0.00      0.00      0.00      0.00
3.001% - 3.250%                       4       1,137,382      0.08      1.72      0.14      0.00      0.00      0.00
3.251% - 3.500%                      14       4,237,326      0.28      5.64      0.00      0.00      0.06      0.33
3.501% - 3.750%                      26      13,629,508      0.91      3.10      0.19      0.00      0.29      1.62
3.751% - 4.000%                      90      35,515,592      2.36      5.54      0.77      0.94      2.05      5.62
4.001% - 4.250%                     201      77,598,581      5.16     14.59      2.13      3.05      4.39      3.38
4.251% - 4.500%                     339     110,433,091      7.34      9.22      4.78      5.26      9.75      8.40
4.501% - 4.750%                     480     154,524,956     10.27      6.95      4.56      9.56      9.06     13.37
4.751% - 5.000%                     810     265,169,576     17.62     14.40      9.68     17.50     14.91     16.21
5.001% - 5.250%                     900     276,784,028     18.39      9.23     12.65     21.18     19.42     19.56
5.251% - 5.500%                     818     234,188,130     15.56      8.78     13.98     20.49     14.15     13.84
5.501% - 5.750%                     548     137,338,203      9.12      5.03     10.23     10.95     12.29      8.56
5.751% - 6.000%                     339      82,141,282      5.46      6.54      9.82      3.56      6.40      5.75
6.001% - 6.250%                     216      51,260,510      3.41      0.53      8.35      5.23      4.81      1.88
6.251% - 6.500%                     134      31,101,194      2.07      1.11     10.26      2.02      1.69      0.85
6.501% - 6.750%                      59      12,708,536      0.84      0.24      6.05      0.00      0.36      0.40
6.751% - 7.000%                      37       7,144,042      0.47      0.00      4.64      0.21      0.01      0.00
7.001% - 7.250%                      23       3,459,763      0.23      0.00      1.50      0.05      0.15      0.21
7.251% - 7.500%                      10       1,651,986      0.11      0.00      0.25      0.00      0.09      0.00
7.501% - 7.750%                       3         519,750      0.03      0.00      0.00      0.00      0.12      0.00
7.751% - 8.000%                       1          74,953      0.00      0.00      0.00      0.00      0.00      0.00
8.001% - 8.250%                       1          84,000      0.01      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Rate                        Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                    0.00      0.00      0.00      0.00      0.00      0.00
2.251% - 2.500%                    0.00      0.00      0.00      0.00      0.00      0.00
2.501% - 2.750%                    0.00      0.00      0.00      0.00      0.00      0.00
2.751% - 3.000%                    0.00      0.00      0.00      0.00      0.00      0.00
3.001% - 3.250%                    0.00      0.00      0.00      0.00      0.00      0.00
3.251% - 3.500%                    0.00      0.00      0.00      0.00      0.00      0.00
3.501% - 3.750%                    0.00      0.00      2.41      0.00      0.00      0.67
3.751% - 4.000%                    0.00      0.78      3.84      0.24      0.00      1.14
4.001% - 4.250%                    0.48      2.47     14.77      0.70      0.00      1.19
4.251% - 4.500%                    1.46      6.68     12.69      2.81      2.00      2.91
4.501% - 4.750%                    2.76     13.00      8.64     12.51      6.29     14.91
4.751% - 5.000%                    6.44     20.79     18.81     16.02     22.18     28.94
5.001% - 5.250%                   13.64     19.74     11.31     21.19     18.12     33.76
5.251% - 5.500%                   23.48     15.02     13.59     20.33     31.56     13.04
5.501% - 5.750%                   15.93      8.67      6.44     17.04      8.82      2.51
5.751% - 6.000%                   13.71      5.36      3.40      4.34      8.63      0.92
6.001% - 6.250%                   10.56      3.46      2.23      2.30      1.05      0.00
6.251% - 6.500%                    6.01      2.04      1.26      1.75      0.00      0.00
6.501% - 6.750%                    2.16      1.10      0.23      0.49      1.34      0.00
6.751% - 7.000%                    1.49      0.41      0.24      0.21      0.00      0.00
7.001% - 7.250%                    0.81      0.28      0.00      0.07      0.00      0.00
7.251% - 7.500%                    0.66      0.14      0.15      0.00      0.00      0.00
7.501% - 7.750%                    0.21      0.05      0.00      0.00      0.00      0.00
7.751% - 8.000%                    0.09      0.00      0.00      0.00      0.00      0.00
8.001% - 8.250%                    0.10      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 2.125%
Maximum: 8.125%
Weighted Average: 5.143%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  3 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Index                             Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
1 MONTH LIBOR                         1        $100,000      0.01      0.17      0.00      0.00      0.00      0.00
1 Year CMT                          436     211,222,243     14.03      0.00      0.22      0.00      0.47      3.20
1 Year Libor                        990     333,770,528     22.18      0.00      2.17      1.15      6.58     15.06
6 Month Libor                     3,643     960,003,813     63.78     99.83     97.60     98.85     92.94     81.74
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Index                           Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
1 MONTH LIBOR                      0.00      0.00      0.00      0.00      0.00      0.00
1 Year CMT                         0.00      1.10     18.42      9.53     31.99    100.00
1 Year Libor                       0.68     31.19     53.23     62.84     35.41      0.00
6 Month Libor                     99.32     67.70     28.35     27.63     32.60      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Months to Roll                    Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
1 - 6                               193     $60,173,514      4.00    100.00      0.97      0.00      0.00      0.00
7 - 12                                1         300,100      0.02      0.00      0.36      0.00      0.00      0.00
13 - 18                               8       1,476,742      0.10      0.00      1.77      0.00      0.00      0.00
19 - 24                             382      80,627,875      5.36      0.00     96.89      0.00      0.00      0.00
25 - 30                              25       6,758,223      0.45      0.00      0.00      1.97      1.73      0.65
31 - 36                           1,663     512,518,691     34.05      0.00      0.00     98.03     98.27     99.35
37 - 42                               3         995,000      0.07      0.00      0.00      0.00      0.00      0.00
43 - 48                               3       1,102,958      0.07      0.00      0.00      0.00      0.00      0.00
49 - 54                              65      19,876,381      1.32      0.00      0.00      0.00      0.00      0.00
55 - 60                           2,051     570,057,844     37.88      0.00      0.00      0.00      0.00      0.00
67 - 72                               2         539,642      0.04      0.00      0.00      0.00      0.00      0.00
73 - 78                               3         732,365      0.05      0.00      0.00      0.00      0.00      0.00
79 - 84                             305      81,709,075      5.43      0.00      0.00      0.00      0.00      0.00
109 - 114                             9       3,528,656      0.23      0.00      0.00      0.00      0.00      0.00
115 - 120                           357     164,699,517     10.94      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Months to Roll                  Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
1 - 6                              0.00      0.00      0.00      0.00      0.00      0.00
7 - 12                             0.00      0.00      0.00      0.00      0.00      0.00
13 - 18                            0.00      0.00      0.00      0.00      0.00      0.00
19 - 24                            0.00      0.00      0.00      0.00      0.00      0.00
25 - 30                            0.00      0.00      0.00      0.00      0.00      0.00
31 - 36                            0.00      0.00      0.00      0.00      0.00      0.00
37 - 42                            0.00      0.23      0.17      0.00      0.00      0.00
43 - 48                            0.00      0.26      0.18      0.00      0.00      0.00
49 - 54                            1.11      2.97      4.39      0.00      0.00      0.00
55 - 60                           98.89     96.54     95.26      0.00      0.00      0.00
67 - 72                            0.00      0.00      0.00      0.65      0.00      0.00
73 - 78                            0.00      0.00      0.00      0.88      0.00      0.00
79 - 84                            0.00      0.00      0.00     98.47      0.00      0.00
109 - 114                          0.00      0.00      0.00      0.00      1.35      2.31
115 - 120                          0.00      0.00      0.00      0.00     98.65     97.69
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 120
Weighted Average: 54
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  4 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Gross Margin                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
<= 2.000%                            46     $12,578,361      0.84     11.71      0.00      1.64      0.33      0.37
2.001% - 2.250%                   3,186     959,295,812     63.74      8.70     11.73     65.04     73.80     83.08
2.251% - 2.500%                     374      69,809,563      4.64      6.00     69.62      0.23      0.25      0.83
2.501% - 2.750%                   1,270     398,206,776     26.46      6.11      0.34     28.36     25.09     14.93
2.751% - 3.000%                      16       7,255,688      0.48     10.11      0.77      0.57      0.00      0.00
3.001% - 3.250%                      59      18,892,621      1.26      7.09      9.81      2.90      0.43      0.79
3.251% - 3.500%                      53      13,572,680      0.90     11.27      5.83      0.55      0.10      0.00
3.501% - 3.750%                      15       6,835,896      0.45     11.51      0.00      0.00      0.00      0.00
3.751% - 4.000%                      22       8,224,797      0.55     10.96      1.16      0.70      0.00      0.00
4.001% - 4.250%                       8       2,261,045      0.15      3.81      0.00      0.00      0.00      0.00
4.251% - 4.500%                       7       2,921,328      0.19      4.92      0.00      0.00      0.00      0.00
4.501% - 4.750%                       9       3,976,414      0.26      6.70      0.00      0.00      0.00      0.00
4.751% - 5.000%                       3         410,989      0.03      0.24      0.32      0.00      0.00      0.00
5.251% - 5.500%                       2         854,615      0.06      0.86      0.41      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Gross Margin                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
<= 2.000%                          0.00      0.41      0.16      0.89      0.65      0.00
2.001% - 2.250%                   92.20     79.27     77.54     58.60     67.00      0.00
2.251% - 2.500%                    0.08      0.04      0.16      5.99      0.35      0.00
2.501% - 2.750%                    6.17     20.19     22.14     33.77     31.99    100.00
2.751% - 3.000%                    0.00      0.00      0.00      0.00      0.00      0.00
3.001% - 3.250%                    0.00      0.09      0.00      0.75      0.00      0.00
3.251% - 3.500%                    1.54      0.00      0.00      0.00      0.00      0.00
3.501% - 3.750%                    0.00      0.00      0.00      0.00      0.00      0.00
3.751% - 4.000%                    0.00      0.00      0.00      0.00      0.00      0.00
4.001% - 4.250%                    0.00      0.00      0.00      0.00      0.00      0.00
4.251% - 4.500%                    0.00      0.00      0.00      0.00      0.00      0.00
4.501% - 4.750%                    0.00      0.00      0.00      0.00      0.00      0.00
4.751% - 5.000%                    0.00      0.00      0.00      0.00      0.00      0.00
5.251% - 5.500%                    0.00      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 5.500%
Weighted Average: 2.444%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  5 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
First Rate Cap                    Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
0.000%                               27      $8,116,414      0.54     13.67      0.00      0.00      0.00      0.00
1.000%                               45       9,943,329      0.66     16.75      0.00      0.00      0.00      0.00
2.000%                               91      33,683,878      2.24      0.75      1.06      1.30      3.15     10.12
3.000%                              563     142,118,943      9.44      0.00     92.43     13.12     12.22     12.56
3.005%                                1         343,738      0.02      0.00      0.41      0.00      0.00      0.00
4.000%                               52      10,137,352      0.67      0.00      0.00      4.04      2.44      0.23
4.125%                                1         473,659      0.03      0.00      0.00      0.00      0.00      0.00
4.250%                                2       1,023,134      0.07      0.00      0.00      0.00      0.00      0.00
4.500%                                3       1,562,084      0.10      0.00      0.00      0.00      0.00      0.00
4.625%                                4       1,558,890      0.10      0.00      0.00      0.00      0.00      0.00
4.750%                                7       2,995,924      0.20      0.00      0.00      0.00      0.00      0.00
4.875%                               19       9,716,133      0.65      0.00      0.00      0.00      0.00      0.00
5.000%                            3,400     991,494,950     65.88      0.00      0.22     68.34     68.91     68.12
5.125%                               35      16,372,996      1.09      0.00      0.00      0.00      0.00      0.00
5.250%                               51      26,025,232      1.73      0.00      0.00      0.00      0.00      0.00
5.375%                               57      24,897,912      1.65      0.39      0.00      0.00      0.00      0.00
5.500%                               43      21,659,267      1.44      0.00      0.00      0.00      0.00      0.00
5.625%                               27      12,144,482      0.81      0.00      0.00      0.00      0.00      0.00
5.750%                               20       9,803,830      0.65      2.95      0.00      0.00      0.00      0.00
5.875%                                7       2,869,558      0.19      0.00      0.00      0.00      0.00      0.00
6.000%                              609     175,486,159     11.66     63.01      5.87     13.20     13.28      8.98
6.125%                                3       1,202,059      0.08      0.00      0.00      0.00      0.00      0.00
6.375%                                1         111,760      0.01      0.19      0.00      0.00      0.00      0.00
7.500%                                1       1,300,000      0.09      2.19      0.00      0.00      0.00      0.00
12.000%                               1          54,900      0.00      0.09      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
First Rate Cap                  Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
0.000%                             0.00      0.00      0.00      0.00      0.00      0.00
1.000%                             0.00      0.00      0.00      0.00      0.00      0.00
2.000%                             0.45      0.62      0.00      0.00      0.00      0.00
3.000%                             0.00      0.00      0.00      0.00      0.00      0.00
3.005%                             0.00      0.00      0.00      0.00      0.00      0.00
4.000%                             0.00      0.00      0.00      0.00      0.00      0.67
4.125%                             0.00      0.00      0.00      0.00      0.00      0.36
4.250%                             0.00      0.00      0.00      0.00      0.00      0.78
4.500%                             0.00      0.00      0.00      0.00      0.00      1.19
4.625%                             0.00      0.00      0.00      0.00      2.00      0.62
4.750%                             0.00      0.00      0.00      0.00      0.00      2.29
4.875%                             0.00      0.00      0.00      0.00      2.40      6.74
5.000%                            87.45     84.85     96.44     87.11     46.40      8.17
5.125%                             0.00      0.00      0.00      0.00      3.73     11.45
5.250%                             0.00      0.00      0.00      0.00      8.40     17.49
5.375%                             0.00      0.08      0.00      0.00      3.84     17.60
5.500%                             0.00      0.00      0.00      0.00      1.36     16.17
5.625%                             0.00      0.00      0.00      0.00      2.73      8.50
5.750%                             0.00      0.00      0.00      0.00      5.66      4.54
5.875%                             0.00      0.00      0.00      0.00      0.00      2.19
6.000%                            12.09     14.44      3.56     12.89     23.48      0.32
6.125%                             0.00      0.00      0.00      0.00      0.00      0.92
6.375%                             0.00      0.00      0.00      0.00      0.00      0.00
7.500%                             0.00      0.00      0.00      0.00      0.00      0.00
12.000%                            0.00      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 4.857%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  6 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Periodic Rate Cap                 Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
0.000%                                5      $1,087,748      0.07      1.83      0.00      0.00      0.00      0.00
1.000%                            2,815     729,145,918     48.45     23.66     97.60     86.09     75.47     71.11
2.000%                            2,122     729,602,089     48.48      0.75      2.03     13.91     24.53     28.89
5.000%                                4         983,600      0.07      0.00      0.00      0.00      0.00      0.00
6.000%                              118      42,911,619      2.85     71.46      0.36      0.00      0.00      0.00
6.375%                                1         111,760      0.01      0.19      0.00      0.00      0.00      0.00
11.000%                               1         100,000      0.01      0.17      0.00      0.00      0.00      0.00
12.000%                               4       1,153,850      0.08      1.94      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Periodic Rate Cap               Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
0.000%                             0.00      0.00      0.00      0.00      0.00      0.00
1.000%                            88.77     39.06     21.88     13.37      9.12      0.00
2.000%                            11.23     60.61     78.12     86.16     90.88    100.00
5.000%                             0.00      0.25      0.00      0.47      0.00      0.00
6.000%                             0.00      0.08      0.00      0.00      0.00      0.00
6.375%                             0.00      0.00      0.00      0.00      0.00      0.00
11.000%                            0.00      0.00      0.00      0.00      0.00      0.00
12.000%                            0.00      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 1.640%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  7 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Maximum Rate                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
8.001% - 8.250%                       1        $337,500      0.02      0.57      0.00      0.00      0.00      0.00
8.501% - 8.750%                       1         383,200      0.03      0.65      0.00      0.00      0.00      0.00
8.751% - 9.000%                      11       7,660,146      0.51      0.62      0.00      0.00      0.18      0.20
9.001% - 9.250%                      22      10,907,205      0.72      1.39      0.00      0.00      0.11      0.00
9.251% - 9.500%                      78      30,151,387      2.00      0.41      0.36      0.35      1.15      0.44
9.501% - 9.750%                     175      72,128,876      4.79      2.53      0.00      0.78      2.84      2.15
9.751% - 10.000%                    266      85,309,728      5.67      2.66      0.00      1.38      3.05      2.84
10.001% - 10.250%                   453     161,362,621     10.72      3.35      0.97      1.61      2.73      5.04
10.251% - 10.500%                   580     190,354,082     12.65      2.27      0.68      5.23      4.77      6.98
10.501% - 10.750%                   511     148,177,396      9.85      0.53      3.83      2.78      6.32      4.92
10.751% - 11.000%                   507     134,137,479      8.91      2.48      4.63      8.80      7.34     11.54
11.001% - 11.250%                   396     102,157,515      6.79      0.51      6.55      9.60     10.73      9.55
11.251% - 11.500%                   495     133,931,673      8.90      0.34     10.40     22.38     15.01     16.38
11.501% - 11.750%                   404     112,899,291      7.50      1.07     12.74     14.65     12.93     12.43
11.751% - 12.000%                   418     117,375,866      7.80     50.45     13.69     12.44     12.11      8.77
12.001% - 12.250%                   187      48,431,215      3.22      0.46     11.03      3.99      5.52      5.64
12.251% - 12.500%                   128      30,332,899      2.02      0.19      8.91      3.64      4.93      2.05
12.501% - 12.750%                    82      19,077,622      1.27      0.62     10.81      2.18      1.82      0.85
12.751% - 13.000%                    45       9,097,834      0.60      0.38      7.10      0.34      0.23      0.40
13.001% - 13.250%                    22       3,989,706      0.27      0.00      3.89      0.00      0.14      0.00
13.251% - 13.500%                    22       4,348,274      0.29      0.00      3.97      0.00      0.15      0.21
13.501% - 13.750%                     7       1,139,273      0.08      0.00      0.44      0.00      0.09      0.00
13.751% - 14.000%                     1         218,000      0.01      0.00      0.00      0.00      0.12      0.00
14.501% - 14.750%                     3         813,173      0.05      1.37      0.00      0.00      0.00      0.00
14.751% - 15.000%                     2         404,016      0.03      0.68      0.00      0.00      0.00      0.00
15.001% - 15.250%                     1         176,816      0.01      0.30      0.00      0.00      0.00      0.00
15.251% - 15.500%                     3         608,400      0.04      0.37      0.00      0.00      0.00      0.00
15.501% - 15.750%                     9       2,923,703      0.19      0.31      0.00      0.36      0.15      0.58
15.751% - 16.000%                    17       5,813,197      0.39      1.56      0.00      1.08      0.43      0.89
16.001% - 16.250%                    25       7,827,900      0.52      1.08      0.00      1.56      0.57      0.25
16.251% - 16.500%                    24       7,094,250      0.47      0.00      0.00      1.31      0.59      0.93
16.501% - 16.750%                    34      10,031,620      0.67      1.32      0.00      0.30      1.52      1.06
16.751% - 17.000%                    38      11,691,820      0.78      1.83      0.00      0.60      1.19      2.15
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Maximum Rate                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
8.001% - 8.250%                    0.00      0.00      0.00      0.00      0.00      0.00
8.501% - 8.750%                    0.00      0.00      0.00      0.00      0.00      0.00
8.751% - 9.000%                    0.00      0.00      2.10      0.00      0.00      0.67
9.001% - 9.250%                    0.00      0.14      3.00      0.00      0.00      1.14
9.251% - 9.500%                    0.48      1.19      7.80      0.42      0.00      1.19
9.501% - 9.750%                    0.60      2.64     17.51      1.50      2.00      2.91
9.751% - 10.000%                   1.73     10.25      6.54      5.85      5.61     14.91
10.001% - 10.250%                  3.95     14.52     15.49     18.28     19.77     28.94
10.251% - 10.500%                  8.76     19.23     16.05     15.99     10.58     33.76
10.501% - 10.750%                 15.88     13.71     11.25     18.63     26.70     13.04
10.751% - 11.000%                 16.26     11.84      6.37     16.50      9.03      2.51
11.001% - 11.250%                 14.31      7.94      3.34      3.06      2.49      0.92
11.251% - 11.500%                 13.05      5.88      2.96      2.10      3.86      0.00
11.501% - 11.750%                  9.52      4.92      2.50      7.87      2.34      0.00
11.751% - 12.000%                  5.96      2.49      1.66      3.25      6.55      0.00
12.001% - 12.250%                  2.89      1.22      0.50      3.30      6.07      0.00
12.251% - 12.500%                  1.43      0.72      0.18      0.57      3.65      0.00
12.501% - 12.750%                  0.50      0.35      0.29      0.08      0.00      0.00
12.751% - 13.000%                  0.51      0.14      0.00      0.00      1.34      0.00
13.001% - 13.250%                  0.45      0.05      0.00      0.00      0.00      0.00
13.251% - 13.500%                  0.35      0.00      0.00      0.00      0.00      0.00
13.501% - 13.750%                  0.74      0.00      0.00      0.00      0.00      0.00
13.751% - 14.000%                  0.00      0.00      0.00      0.00      0.00      0.00
14.501% - 14.750%                  0.00      0.00      0.00      0.00      0.00      0.00
14.751% - 15.000%                  0.00      0.00      0.00      0.00      0.00      0.00
15.001% - 15.250%                  0.00      0.00      0.00      0.00      0.00      0.00
15.251% - 15.500%                  0.25      0.07      0.00      0.00      0.00      0.00
15.501% - 15.750%                  0.00      0.15      0.14      0.00      0.00      0.00
15.751% - 16.000%                  0.14      0.33      0.00      0.00      0.00      0.00
16.001% - 16.250%                  0.58      0.40      0.70      0.72      0.00      0.00
16.251% - 16.500%                  0.32      0.39      0.42      0.17      0.00      0.00
16.501% - 16.750%                  0.93      0.50      0.49      0.51      0.00      0.00
16.751% - 17.000%                  0.16      0.64      0.23      0.64      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Continued...
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  8 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
....continued
---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Maximum Rate                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
17.001% - 17.250%                    21       8,634,300      0.57      5.15      0.00      0.96      0.24      1.32
17.251% - 17.500%                    23       8,492,662      0.56      3.60      0.00      0.94      1.09      1.03
17.501% - 17.750%                    21       6,367,239      0.42      1.86      0.00      1.73      0.76      0.80
17.751% - 18.000%                    10       3,295,478      0.22      3.63      0.00      0.00      0.35      0.22
18.001% - 18.250%                    16       4,645,412      0.31      5.11      0.00      0.12      0.33      0.38
18.251% - 18.500%                     7       1,344,608      0.09      0.35      0.00      0.15      0.50      0.00
18.501% - 18.750%                     1         214,400      0.01      0.00      0.00      0.00      0.00      0.00
18.751% - 19.000%                     2         580,800      0.04      0.00      0.00      0.54      0.00      0.00
19.001% - 19.250%                     1         228,000      0.02      0.00      0.00      0.21      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Maximum Rate                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
17.001% - 17.250%                  0.00      0.09      0.31      0.00      0.00      0.00
17.251% - 17.500%                  0.14      0.00      0.14      0.57      0.00      0.00
17.501% - 17.750%                  0.00      0.08      0.00      0.00      0.00      0.00
17.751% - 18.000%                  0.00      0.00      0.00      0.00      0.00      0.00
18.001% - 18.250%                  0.00      0.00      0.00      0.00      0.00      0.00
18.251% - 18.500%                  0.10      0.00      0.00      0.00      0.00      0.00
18.501% - 18.750%                  0.00      0.09      0.00      0.00      0.00      0.00
18.751% - 19.000%                  0.00      0.00      0.00      0.00      0.00      0.00
19.001% - 19.250%                  0.00      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 8.125%
Maximum: 19.250%
Weighted Average: 11.243%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page  9 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
FICO Scores                       Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Not Available 0                      15      $2,880,778      0.19      0.00      1.76      0.00      0.00      0.00
561 - 580                             3         327,392      0.02      0.00      0.00      0.00      0.00      0.00
581 - 600                             5         708,478      0.05      0.00      0.00      0.00      0.00      0.00
601 - 620                            25       5,614,808      0.37      0.31      0.30      0.00      0.00      0.35
621 - 640                           160      42,473,627      2.82      6.82      7.23      5.30      2.20      2.36
641 - 660                           404     106,273,287      7.06      9.31     22.97     10.32      6.20      6.93
661 - 680                           653     189,139,564     12.57     14.75     21.44     10.05     10.96     14.24
681 - 700                           832     236,968,036     15.74     14.23     15.27     14.29     17.17     13.15
701 - 720                           786     229,200,266     15.23     20.83     11.80     20.68     18.51     18.67
721 - 740                           666     198,157,528     13.17     12.21      7.71     16.56     19.71     12.82
741 - 760                           630     197,365,657     13.11      9.18      3.51     11.56     11.39     15.97
761 - 780                           494     162,756,312     10.81      7.53      4.92      6.87      8.70      8.89
781 - 800                           314     106,823,101      7.10      4.58      1.65      3.14      3.48      5.32
801 - 820                            83      26,407,751      1.75      0.23      1.43      1.24      1.68      1.30
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
FICO Scores                     Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
Not Available 0                    1.20      0.17      0.00      0.00      0.00      0.00
561 - 580                          0.00      0.00      0.00      0.39      0.00      0.00
581 - 600                          0.00      0.11      0.00      0.45      0.20      0.00
601 - 620                          0.00      0.24      0.13      2.40      2.67      0.33
621 - 640                          4.49      1.63      1.54      3.60      0.65      1.75
641 - 660                         14.38      5.68      3.41      6.30      2.84      1.79
661 - 680                         15.84     13.66     14.80      6.94      8.80      3.25
681 - 700                         22.64     21.19     17.77     12.19     11.60      5.41
701 - 720                         15.35     15.11     13.08     11.41      4.84      9.71
721 - 740                          9.05     11.68     13.99     13.35      9.12     10.53
741 - 760                          7.19     13.71     11.96     20.20     21.97     17.59
761 - 780                          5.89      8.79     12.35     14.06     25.72     22.96
781 - 800                          3.28      6.74      9.19      7.68      9.41     20.87
801 - 820                          0.70      1.29      1.78      1.01      2.18      5.80
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 578
Maximum: 815
Weighted Average: 717
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 10 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Original Loan To Value Ratio      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
<= 50.00%                           139     $40,999,603      2.72      2.67      0.84      0.23      0.77      1.03
50.01% - 55.00%                      82      33,540,638      2.23      1.43      0.25      0.88      0.55      1.67
55.01% - 60.00%                     119      50,301,880      3.34      2.79      2.06      1.24      1.11      2.33
60.01% - 65.00%                     157      68,296,019      4.54      6.32      3.20      2.52      1.52      4.17
65.01% - 70.00%                     254     103,145,144      6.85      2.65      3.06      3.37      3.04      4.62
70.01% - 75.00%                     384     141,243,770      9.38     22.38      7.42      5.05      5.46      9.78
75.01% - 80.00%                   3,609     999,717,150     66.42     53.69     74.57     84.33     83.24     74.75
80.01% - 85.00%                      67      15,229,309      1.01      2.27      2.00      0.70      0.98      0.28
85.01% - 90.00%                     150      32,642,490      2.17      4.40      4.50      1.68      1.87      1.07
90.01% - 95.00%                      68      14,617,965      0.97      1.41      1.84      0.00      1.29      0.32
95.01% - 100.00%                     41       5,362,617      0.36      0.00      0.25      0.00      0.18      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Original Loan To Value Ratio    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
<= 50.00%                          0.40      2.88      2.54      6.07      6.63     10.01
50.01% - 55.00%                    1.53      1.44      3.36      3.81      5.90      5.80
55.01% - 60.00%                    1.36      2.21      3.36      6.29      7.20     11.35
60.01% - 65.00%                    0.00      3.01      7.37      4.65      9.32      9.50
65.01% - 70.00%                    3.29      3.82     14.79      4.28     18.28     13.19
70.01% - 75.00%                    6.84      7.25     12.66     10.76     12.41     10.09
75.01% - 80.00%                   78.29     73.49     53.29     51.97     36.95     38.38
80.01% - 85.00%                    1.86      1.38      0.83      0.76      0.00      1.02
85.01% - 90.00%                    4.99      2.28      1.38      5.19      1.06      0.47
90.01% - 95.00%                    1.44      1.89      0.42      1.52      2.03      0.19
95.01% - 100.00%                   0.00      0.35      0.00      4.72      0.20      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 9.97
Maximum: 100.00
Weighted Average: 75.75
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 11 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Combined Loan To Value Ratio      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
<= 50.00%                           125     $37,189,535      2.47      2.47      0.62      0.23      0.67      0.82
50.01% - 55.00%                      71      27,523,938      1.83      1.43      0.25      0.88      0.19      1.05
55.01% - 60.00%                     103      45,348,393      3.01      2.79      2.06      0.62      0.78      1.52
60.01% - 65.00%                     125      51,408,478      3.42      5.06      2.82      0.70      1.02      3.21
65.01% - 70.00%                     193      80,093,652      5.32      2.01      1.54      2.91      1.29      2.46
70.01% - 75.00%                     290     106,814,338      7.10     18.34      5.47      5.33      3.98      4.56
75.01% - 80.00%                     992     325,201,681     21.61     23.39     11.85      9.70     12.57     17.58
80.01% - 85.00%                     135      45,802,693      3.04      3.02      2.09      2.42      2.75      2.82
85.01% - 90.00%                     703     208,103,895     13.83     23.47     12.02     15.81     15.67     15.84
90.01% - 95.00%                     671     177,938,590     11.82      6.59     10.52     16.64     18.14     16.59
95.01% - 100.00%                  1,662     399,671,392     26.55     11.43     50.76     44.76     42.95     33.55
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Combined Loan To Value Ratio    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
<= 50.00%                          0.40      2.57      1.94      5.50      6.63     10.01
50.01% - 55.00%                    1.23      1.20      2.56      2.60      5.90      5.80
55.01% - 60.00%                    0.87      2.14      3.97      2.90      7.02     11.35
60.01% - 65.00%                    0.30      2.63      4.14      3.07      8.97      9.50
65.01% - 70.00%                    1.38      3.50     10.58      6.52     15.69     13.19
70.01% - 75.00%                    3.24      5.52      9.89      9.11     12.41     10.09
75.01% - 80.00%                   14.12     22.84     26.55     33.65     30.93     38.38
80.01% - 85.00%                    2.40      2.36      6.32      2.67      0.00      1.02
85.01% - 90.00%                   14.65     13.23     16.72     12.37      6.72      0.47
90.01% - 95.00%                   15.47     12.77      9.13      7.56      4.43      0.19
95.01% - 100.00%                  45.94     31.23      8.21     14.03      1.30      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 84.60
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Amortization                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Interest In Arrears               1,208    $408,427,484     27.14     27.03     26.49      1.92      5.88      9.04
Interest Only                     3,862   1,096,669,100     72.86     72.97     73.51     98.08     94.12     90.96
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Amortization                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Interest In Arrears                8.07     20.21     29.34     53.62     72.98    100.00
Interest Only                     91.93     79.79     70.66     46.38     27.02      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 12 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Top 5 States                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
California                        1,800    $710,612,923     47.21     41.22     21.44     39.74     47.73     70.05
Florida                             313      74,376,982      4.94      8.12     10.72      6.14      1.60      0.61
Colorado                            273      66,427,334      4.41      3.04      5.99      5.32      5.92      3.86
Arizona                             268      64,019,798      4.25      6.88      3.95      3.68      5.07      3.19
Georgia                             338      60,968,640      4.05      1.92     11.35      3.80      3.68      0.20
Other                             2,078     528,690,907     35.13     38.82     46.55     41.32     36.00     22.09
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Top 5 States                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
California                        14.48     34.59     70.76     34.83     27.81     40.44
Florida                           18.49      3.72      3.05      4.23      4.25      9.35
Colorado                           6.47      8.73      1.66      0.30      0.48      2.32
Arizona                            4.75      6.34      4.08      3.78      1.29      1.82
Georgia                           16.84      5.43      1.81      2.73      1.76      3.36
Other                             38.98     41.19     18.64     54.14     64.40     42.70
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Prepay Original Term              Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
0                                 3,878  $1,234,521,163     82.02     56.14     45.91      0.00    100.00    100.00
6                                    21       8,837,913      0.59     11.43      0.94      0.72      0.00      0.00
12                                   10       3,461,202      0.23      0.89      1.58      1.52      0.00      0.00
24                                   93      30,538,286      2.03     21.19     16.45      2.69      0.00      0.00
30                                    4         812,800      0.05      0.00      0.00      0.49      0.00      0.00
36                                  972     207,437,865     13.78      6.59     34.32     91.00      0.00      0.00
42                                   14       2,999,700      0.20      0.00      0.00      2.38      0.00      0.00
48                                    1         368,000      0.02      0.00      0.00      0.34      0.00      0.00
60                                   77      16,119,656      1.07      3.76      0.80      0.85      0.00      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Prepay Original Term            Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
0                                  0.00    100.00    100.00     92.90     88.66    100.00
6                                  0.61      0.00      0.00      0.00      0.00      0.00
12                                 0.00      0.00      0.00      0.00      0.00      0.00
24                                 1.69      0.00      0.00      0.00      0.00      0.00
30                                 0.35      0.00      0.00      0.00      0.00      0.00
36                                82.65      0.00      0.00      6.51     10.97      0.00
42                                 0.55      0.00      0.00      0.00      0.00      0.00
48                                 0.00      0.00      0.00      0.00      0.00      0.00
60                                14.15      0.00      0.00      0.59      0.37      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 13 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Document Type                     Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Alternate                           104     $29,086,904      1.93      3.56      0.24      0.00      1.39      0.66
Full                              1,719     474,751,653     31.54     24.89     12.84     25.50     24.18     22.11
Limited                              21       6,559,476      0.44      0.62      0.00      0.00      0.44      1.02
No Doc                              327      94,229,242      6.26      5.67     13.35      2.78      3.13      3.68
No Ratio                            299      91,351,042      6.07      8.78     10.08     11.68      7.27      8.32
Reduced                           1,974     620,169,889     41.20     42.86     42.15     51.88     54.99     55.22
Stated Doc                          626     188,948,378     12.55     13.62     21.35      8.16      8.61      9.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Document Type                   Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Alternate                          0.00      5.16      3.22      1.89      0.20      0.00
Full                              28.03     43.88     46.18     59.84     55.76      2.87
Limited                            0.00      0.36      0.14      0.48      0.00      1.06
No Doc                            10.23      4.74      1.98      3.08      2.68     25.88
No Ratio                           5.69      4.74      4.79      4.09      1.26      0.00
Reduced                           40.92     24.63     24.25     19.11     29.37     70.19
Stated Doc                        15.13     16.49     19.43     11.50     10.74      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Loan Purpose                      Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                1,024    $323,838,134     21.52     31.83     24.61     20.93     17.03     18.12
Purchase                          3,301     945,029,076     62.79     57.26     67.02     65.20     69.58     67.65
Rate/Term Refinance                 745     236,229,374     15.70     10.91      8.37     13.87     13.39     14.23
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loan Purpose                    Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                22.22     21.48     26.37     27.22     21.34     13.68
Purchase                          65.94     66.33     50.41     60.14     54.04     63.69
Rate/Term Refinance               11.84     12.19     23.23     12.64     24.62     22.63
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Owner Occupancy Status            Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Investor                            732    $145,186,878      9.65     27.23      7.22     15.55     13.53      4.86
Primary                           4,157   1,308,973,356     86.97     70.48     86.46     81.24     84.49     93.28
Secondary                           181      50,936,349      3.38      2.30      6.32      3.21      1.98      1.85
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


Owner Occupancy Status          Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Investor                          12.04     16.51      3.13     12.98      4.54      0.00
Primary                           84.39     80.01     94.31     83.88     92.32     91.55
Secondary                          3.57      3.48      2.55      3.14      3.14      8.45
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 14 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Property Type                     Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Coop                                 28      $8,013,368      0.53      0.36      0.00      0.00      0.52      0.00
Condominium                         630     160,962,006     10.69      5.87      5.07      7.96     20.64      6.46
PUD                                 888     241,191,599     16.02      3.31     23.29     24.28     15.99     20.60
Single Family                     3,331   1,033,672,791     68.68     77.61     65.06     60.43     55.92     71.39
Two- to Four Family                 193      61,256,820      4.07     12.85      6.57      7.34      6.94      1.55
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Property Type                   Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Coop                               0.00      1.19      0.74      0.08      2.51      0.75
Condominium                        5.28     16.36      8.60     13.95      6.94      8.65
PUD                               33.34     15.40     14.28     14.26      5.64      0.28
Single Family                     57.17     63.29     74.65     64.86     81.32     90.32
Two- to Four Family                4.21      3.75      1.72      6.85      3.58      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 15 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
Stated Remaining                   # of       Aggregate  Aggregate
Term to Maturity                  Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
298                                   2        $991,115      0.07      0.00      0.00      0.00      0.00      0.00
330                                   1         311,372      0.02      0.52      0.00      0.00      0.00      0.00
338                                   1         187,000      0.01      0.00      0.00      0.00      0.00      0.00
339                                   1         500,000      0.03      0.84      0.00      0.00      0.00      0.00
340                                   1         450,000      0.03      0.00      0.00      0.00      0.00      0.00
342                                   1         358,000      0.02      0.00      0.00      0.00      0.00      0.00
345                                   3         644,286      0.04      0.51      0.00      0.00      0.00      0.00
346                                   1         113,666      0.01      0.19      0.00      0.00      0.00      0.00
347                                   3         778,590      0.05      0.75      0.00      0.00      0.00      0.00
348                                   2         762,992      0.05      0.00      0.00      0.00      0.00      0.00
350                                   6       2,089,616      0.14      0.10      0.00      0.00      0.00      0.00
351                                  12       4,304,128      0.29      0.53      0.43      0.00      0.18      0.00
352                                  24       8,368,677      0.56      1.43      0.14      0.22      0.44      0.00
353                                  31       8,032,127      0.53      4.26      0.54      0.00      0.31      0.19
354                                  57      14,915,000      0.99      1.32      1.64      1.76      0.81      0.47
355                                  44      14,520,258      0.96      0.00      0.78      0.00      0.57      0.28
356                                 180      65,241,419      4.33      4.59      0.12      0.91      2.47      2.93
357                                 409     122,239,527      8.12      7.11      3.20      6.43     10.73      7.31
358                               1,360     409,370,534     27.20     39.34     31.93     15.86     13.10     11.99
359                               2,312     674,286,679     44.80     34.52     61.22     46.20     46.85     55.79
360                                 619     176,631,598     11.74      3.99      0.00     28.63     24.55     21.04
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Stated Remaining
Term to Maturity                Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
298                                0.00      0.00      0.00      0.00      0.00      0.76
330                                0.00      0.00      0.00      0.00      0.00      0.00
338                                0.00      0.08      0.00      0.00      0.00      0.00
339                                0.00      0.00      0.00      0.00      0.00      0.00
340                                0.00      0.00      0.17      0.00      0.00      0.00
342                                0.00      0.15      0.00      0.00      0.00      0.00
345                                0.00      0.14      0.00      0.00      0.00      0.00
346                                0.00      0.00      0.00      0.00      0.00      0.00
347                                0.00      0.00      0.00      0.40      0.00      0.00
348                                0.00      0.12      0.18      0.00      0.00      0.00
350                                0.00      0.20      0.58      0.00      0.00      0.00
351                                0.11      0.27      0.96      0.00      0.00      0.00
352                                0.31      0.60      1.47      0.88      0.00      0.00
353                                0.00      0.87      0.66      0.00      0.49      0.00
354                                0.70      1.03      0.73      0.00      0.85      2.31
355                                0.18      0.79      0.18      1.20      4.38      5.38
356                                0.95      5.16     10.48      1.20      1.26      5.63
357                                2.43      9.59      6.95     16.50     14.83      6.96
358                               18.86     34.04     20.74     40.45     42.51     67.44
359                               66.28     39.23     49.50     36.32     32.82     11.52
360                               10.19      7.73      7.41      3.05      2.85      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 16 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Servicer                          Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Cendant                              71     $10,604,873      0.70      0.00      0.00      0.00      0.00      0.00
Cenlar                                1         332,642      0.02      0.00      0.00      0.00      0.00      0.00
Downey                                4         858,134      0.06      0.00      0.00      0.00      0.34      0.00
EverBank                              5         769,103      0.05      0.00      0.00      0.00      0.00      0.00
GMAC Mortgage                     2,723     790,616,262     52.53     98.04     98.98     30.75     30.35     30.88
Greenpoint                        1,596     468,559,947     31.13      0.35      0.00     68.34     68.57     68.12
National City Mortgage              290      58,035,091      3.86      0.00      0.00      0.00      0.34      0.00
Nextstar                             15       5,047,141      0.34      1.60      0.00      0.00      0.29      1.01
Wachovia Securities                  35      12,741,276      0.85      0.00      0.00      0.00      0.00      0.00
Wamu                                  3         583,545      0.04      0.00      0.00      0.00      0.00      0.00
Wells Fargo                         327     156,948,569     10.43      0.00      1.02      0.92      0.11      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Servicer                        Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Cendant                            0.00      0.73      0.00     10.11      1.21      0.00
Cenlar                             0.00      0.00      0.00      0.40      0.00      0.00
Downey                             0.28      0.00      0.00      0.00      0.00      0.00
EverBank                           0.00      0.06      0.00      0.74      0.00      0.00
GMAC Mortgage                     72.26     65.27     76.44     55.65     60.09      0.00
Greenpoint                        27.46     17.73     14.09      9.46      6.71      0.00
National City Mortgage             0.00     13.77      1.88     23.10      0.00      0.00
Nextstar                           0.00      0.00      0.29      0.55      0.00      0.00
Wachovia Securities                0.00      2.05      2.90      0.00      0.00      0.00
Wamu                               0.00      0.24      0.00      0.00      0.00      0.00
Wells Fargo                        0.00      0.14      4.39      0.00     31.99    100.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 17 of 18

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                   All records
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                             % of
                                   # of       Aggregate  Aggregate
Originator                        Loans         Balance   Balance   Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------------------------------------------------------------------------------
Alliance Bancorp                      3        $814,821      0.05      0.45      0.00      0.00      0.00      0.00
American Gold Mortgage Corp.          1         208,737      0.01      0.00      0.25      0.00      0.00      0.00
American Home Mortgage               81      33,685,068      2.24      0.00      0.00      0.00      0.00      0.00
Cendant Mortgage                     71      10,604,873      0.70      0.00      0.00      0.00      0.00      0.00
Downey Savings                        4         858,134      0.06      0.00      0.00      0.00      0.34      0.00
EverBank                              5         769,103      0.05      0.00      0.00      0.00      0.00      0.00
Family Lending                       24       9,470,000      0.63      0.00      0.51      1.05      0.46      0.45
First Saving                         23       7,942,056      0.53      4.38      0.00      0.00      0.38      1.18
Flagstrat                             6       1,175,306      0.08      1.98      0.00      0.00      0.00      0.00
Greenlight                            3         628,353      0.04      0.00      0.33      0.00      0.20      0.00
Greenpoint Mortgage Corporation   1,597     468,614,847     31.14      0.45      0.00     68.34     68.57     68.12
Homestar                            768     141,399,227      9.39      7.09     70.52      7.35      2.69      0.23
Loan Center Of California Inc        35       9,124,352      0.61      4.90      5.50      0.34      0.00      0.00
Market Street                        79      14,361,747      0.95      0.00      0.00      0.34      0.82      0.00
Mortgage IT                         511     190,713,374     12.67      3.05      0.61     12.77     11.21     14.40
Mortgage Store                        2         267,107      0.02      0.00      0.32      0.00      0.00      0.00
Nat City Mortgage                   290      58,035,091      3.86      0.00      0.00      0.00      0.34      0.00
Nexstar                              16       5,379,784      0.36      1.60      0.00      0.00      0.29      1.01
Plaza Home Mortgage                   2         250,000      0.02      0.00      0.00      0.00      0.00      0.00
Prism Mortgage/RBC Mortgage         521     162,523,463     10.80      7.36      0.00      0.00      8.85      6.76
UBS Conduit                         666     218,581,295     14.52     68.73     20.95      8.90      5.73      7.85
Wachovia Securities                  35      12,741,276      0.85      0.00      0.00      0.00      0.00      0.00
Wells Fargo Home Mortgage, Inc.     327     156,948,569     10.43      0.00      1.02      0.92      0.11      0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            5,070  $1,505,096,584    100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Originator                      Group 6   Group 7   Group 8   Group 9  Group 10  Group 11
---------------------------------------------------------------------------------------------------------------------
Alliance Bancorp                   0.00      0.23      0.00      0.00      0.00      0.00
American Gold Mortgage Corp.       0.00      0.00      0.00      0.00      0.00      0.00
American Home Mortgage             0.00      0.00      0.00     24.88     34.85      0.00
Cendant Mortgage                   0.00      0.73      0.00     10.11      1.21      0.00
Downey Savings                     0.28      0.00      0.00      0.00      0.00      0.00
EverBank                           0.00      0.06      0.00      0.74      0.00      0.00
Family Lending                     0.15      0.54      0.89      2.70      0.00      0.00
First Saving                       0.00      0.39      0.13      0.75      0.00      0.00
Flagstrat                          0.00      0.00      0.00      0.00      0.00      0.00
Greenlight                         0.00      0.00      0.00      0.00      0.00      0.00
Greenpoint Mortgage Corporati     27.46     17.73     14.09      9.46      6.71      0.00
Homestar                          53.29      6.06      1.97      0.85      1.76      0.00
Loan Center Of California Inc      1.54      0.00      0.00      0.00      0.00      0.00
Market Street                      6.47      2.05      0.39      0.68      1.60      0.00
Mortgage IT                        6.81      7.76     26.81     20.12     21.88      0.00
Mortgage Store                     0.00      0.00      0.00      0.00      0.00      0.00
Nat City Mortgage                  0.00     13.77      1.88     23.10      0.00      0.00
Nexstar                            0.00      0.00      0.29      0.95      0.00      0.00
Plaza Home Mortgage                0.00      0.10      0.00      0.00      0.00      0.00
Prism Mortgage/RBC Mortgage        0.00     25.89     22.95      2.97      0.00      0.00
UBS Conduit                        4.00     22.49     23.31      2.70      0.00      0.00
Wachovia Securities                0.00      2.05      2.90      0.00      0.00      0.00
Wells Fargo Home Mortgage, In      0.00      0.14      4.39      0.00     31.99    100.00
---------------------------------------------------------------------------------------------------------------------
Total:                           100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:39       Page 18 of 18